UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred stock purchase rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2020, Gogo Business Aviation LLC, a Delaware limited liability company (“Gogo BA”) and a wholly-owned subsidiary of Gogo Inc., a Delaware corporation (the “Company”), entered into that certain ATG Network Sharing Agreement (the “ATG Agreement”) with Gogo LLC, a Delaware limited liability company (“CA”) and a wholly-owned, indirect subsidiary of Intelsat S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg (“Intelsat”), pursuant to which Gogo BA will provide to CA access to certain inflight connectivity services and entertainment services on its ATG network and access to the 5G ATG network upon its launch (collectively, “ATG Services”), for consideration that includes certain revenue sharing obligations. Subject to CA’s payment of certain minimum revenue guarantees throughout the term of the ATG Agreement that start at a minimum of $5 million in the first year, CA will have the exclusive right to re-sell the ATG Services into the Commercial Aviation Market (as defined in the ATG Agreement) in the United States and Canada. The ATG Agreement will expire on December 1, 2030, unless earlier terminated in accordance with its terms. The foregoing description of the ATG Agreement is not complete and is qualified in its entirety by reference to the full text of the ATG Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

On November 30, 2020, Gogo Intermediate Holdings LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, and Gogo Finance Co. Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, entered into a limited consent (the “Consent”) to the credit agreement dated as of August 26, 2019, as amended (the “Credit Agreement”), with the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Lenders (as defined in the Credit Agreement) provided consent to the consummation of the Transaction (as defined below). The foregoing description of the Consent is not complete and is qualified in its entirety by reference to the full text of the Consent, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 1, 2020, the Company completed the previously announced sale of the Company’s commercial aviation business to Intelsat Aviation AcquisitionCo LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Intelsat Jackson Holdings S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg, for a purchase price of $400 million in cash, subject to certain adjustments (the “Transaction”). The description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement by and between the Company and Intelsat, dated as of August 31, 2020 (the “Purchase Agreement”). The Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 1, 2020, the contents of which are incorporated herein by reference.

In connection with the completion of the Transaction, the commercial agreements pursuant to which the Company’s subsidiaries operated the commercial aviation business were transferred along with such subsidiaries. Such agreements included, among others:

•	Amended and Restated In-Flight Connectivity Services Agreement, dated as of April 7, 2011, by and between Delta Air Lines, Inc. and Aircell LLC, as amended;

•	International In-Flight Connectivity Services Agreement, dated as of March 20, 2013, by and between Delta Air Lines Inc. and Gogo LLC, as amended;

•	Amended and Restated Manufacturing Services and Product Supply Agreement, dated as of May 19, 2014 between Qualcomm Technologies, Inc. and Gogo LLC, as amended;

•	2Ku In-Flight Connectivity Services Agreement, dated as of April 1, 2015, by and between Delta Air Lines, Inc. and Gogo LLC, as amended;

•	Master Services Agreement, dated as of August 17, 2012, by and between New Skies Satellites B.V. and Gogo LLC (and related service orders);

•	Agreement, dated as of March 6, 2016, by and between IntelSat Corp. and Gogo LLC;

•	Amended and Restated Product Development and Manufacturing Agreement, dated as of April 1, 2016, by and between ThinKom Solutions, Inc. and Gogo LLC, as amended;

•	Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017, by and between Gogo LLC and American Airlines, Inc., as amended; and

•	Product Enhancement and License Agreement, dated as of December 5, 2018, by and between Gogo LLC and ThinKom Solutions, Inc.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2020, in connection with the completion of the Transaction, John Wade, President, Commercial Aviation, and Jonathan B. Cobin, Executive Vice President and Chief Strategy Officer, each ceased to be employed by the Company and upon the consummation of the Transaction, became employees of affiliates of Intelsat.

Item 7.01.	Other Events.

A press release related to the matters described in Item 2.01 of this Current Report on Form 8-K is included as Exhibit 99.1. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Pursuant to Article 11 of Regulation S-X, filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein are the (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2020 and (ii) Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the nine months ended September 30, 2020 and the years ended December 31, 2019, 2018 and 2017.

(d) Exhibits

Exhibit No.	Description

10.1	ATG Network Sharing Agreement, dated as of December 1, 2020, by and between Gogo Business Aviation LLC and Gogo LLC.*†

10.2	Limited Consent, dated as of November 30, 2020, by and between Gogo Intermediate Holdings LLC, Gogo Finance Co. Inc., the financial institutions listed on the signature pages thereof, and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release, dated December 1, 2020.

99.2	The (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2020 and (ii) Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the nine months ended September 30, 2020, the year ended December 31, 2019, the year ended December 31, 2018 and the year ended December 31, 2017.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and other similar attachments to such agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted document to the SEC upon request.

†	Certain provisions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: December 1, 2020